U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report:  January 14, 2005

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)

       Delaware                 001-16423                41-1925647
(State of incorporation) (Commission File Number)  (IRS Employer Id. No.)

2560 Rice Street          St. Paul, MN                     55113
(Mailing address of principal executive offices)        (Zip Code)

Registrant's telephone number         (651) 483-3114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17CFR240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

January 14, 2005 -
ISA INTERNATIONALE INC. (OTCBB: ISAT) announced today it has amended again its agreement originally dated August 19, 2004 and amended on November 2, 2004 to complete and finalize the acquisition of the assets of a privately-held network of financial services companies composed of Harrison Asset Management Inc. (HAMI), Money Asset Management, Inc. (MAMI), Cash Asset Management Inc. (CAMI), E-commerce Bank, First American Financial Family Services (FAFFS), and United Recovery Inc. (URI) - a wholly-owned subsidiary of MAMI (the "companies"). On August 19, 2004, ISAT completed the agreement to exchange common shares and common share warrants of ISAT for certain assets of the group of "companies" above. Paragraph 2.5 of the Asset Purchase Agreement, previously filed with the SEC in an 8-K dated 8-23-04, stated ISA Internationale Inc. would be provided audited financial statements within 70 days of closing and such audited statements would be used to apportion the 5,000,000 shares of common stock of ISAT among the three "companies" in accordance with the asset values being transferred from each of the "companies" to ISAT. Also a related Stock Acquisition Agreement is being amended.
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It had been determined the "companies" selling the assets to ISAT could not provide audited financial statements for the periods covered by the agreement within the 70 days after closing as required by the original agreement. ISAT determined the original agreement must be re-dated from August 19, 2004 to November 1, 2004. The parties to this amended agreement believed the audits as required by the Asset Purchase Agreement could be completed by January 15, 2005 and their respective results filed with the SEC accordingly, as required. Therefore, as of September 30, 2004, ISAT deemed the transaction not closed and Paragraph 2.5 of the Asset Purchase Agreement not complied with. In an attempt to provide ISAT and the "companies" with a remedy, on October 29, 2004 the parties to the agreement signed amendments to their original agreements and extended the closing date of the transaction to November 1, 2004. This was reported in a Form 8-K filing on November 2, 2004.

Subsequent to the amended agreement of October 29, 2004, the parties have again determined that audited financial statements for the periods covered by the revised agreement can not be provided as required by the agreement. Hence the agreement was amended again on January 13, 2005 to have the closing date to be April 30, 2005 which will be the date the "companies" contemplate they will have the ability to deliver the required two years of certified audits of the "companies". The revised agreement also changed the required years to be audited to include the calendar years of 2003 and 2004 rather than 2002 and 2003 as originally agreed. Accordingly, There will be no carrying value assigned to the shares of stock that ISAT has placed in escrow as consideration for their part in the agreement until the transaction is closed and finalized.

Extensive accounting and bookkeeping requirements and the development of related and required documentation and information needed by the Company's auditors are the primary reason for the delay in the completion of the certified audits. The Companies books and records had never been subjected to the demands and requirements of certified audits since their original inception.

ISAT will continue to maintain its corporate offices in St. Paul, Minnesota, and will continue to pursue suitable acquisitions in the financial services industry, consistent with its new business plan. The Companies are still headquartered in Calabasas, California and being led by Anthony Pickett, an executive with more than 35 years of business experience.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 14, 2005

ISA INTERNATIONALE INC.

By /s/ Bernard L. Brodkorb
       President and CEO

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ISA INTERNATIONALE, INC.
FORM 8K
INDEX TO EXHIBITS
Exhibit             Description of Exhibit
------------   -------------------------------------------
Exhibit 99.1   AMENDMENT TO THE ASSET PURCHASE AGREEMENT
Exhibit 99.2   AMENDMENT TO THE STOCK AQUISITION AGREEMENT

                    Amendment to the Asset Purchase Agreement
In exchange for $1.00 and other valuable consideration, the parties to this agreement hereby agree to change the effective date of the Asset Purchase Agreement and Bill of Sale Agreement from October 29, 2004 to April 30, 2005, which will then be the date the "Companies" contemplate they will have the ability to deliver the required two years of certified audits of the "Companies" in accordance with paragraph xxx of the original Asset Purchase Agreement, dated August 19, 2004 and amended on October 29, 2004.

Money Asset Management, Inc. ("MAMI"), United Recovery, Inc. (URI) (a wholly-owned subsidiary of MAMI), Cash Asset Management, Inc. ("CAMI"), and Harrison Asset Management, Inc. ("HAMI"), all California Corporations, (collectively, the "Companies") and Dante Fala, Principal Shareholder, hereby agree to transfer all rights, title and interest in the assets listed in Schedule 1.0 of the Asset Purchase Agreement (the "Agreement") by and between the Companies and ISA Acquisition Corporation ("ISA"), a Minnesota Corporation, effective as of the date ISA Internationale, Inc. will receive certified audits for the calendar years 2003 and 2004. Originally, the Agreement provided for the certified audits to be for the calendar years 2002 and 2003. The parties to this agreement herein agree to change that provision to now include the certified audits for the calendar years 2003 and 2004. In exchange for this sale, ISA agrees to compensate the Companies pursuant to the terms of the Agreement wherein 5,000,000 common stock shares will be delivered to the "Companies" in exchange for the assets listed in Schedule
1.0 of the Asset Purchase Agreement (the "Agreement") by and between the Companies and ISA Acquisition Corporation ("ISA"), a Minnesota Corporation. Copies of the original agreement and amended agreement are attached hereto.

Extensive accounting and bookkeeping requirements and the development of related and required documentation and information needed by the Company's auditors are the primary reason for the delay in the completion of the certified audits. The Companies books and records had never been subjected to the demands and requirements of certified audits since their original inception. Therefore and in order to comply with the requirements of the SEC as required by ISA Internationale Inc., the parties herein agree to change the years for the required certified audits to be the calendar years of 2003 and 2004. All timeframes described in the Agreement begin to run from the date of the closing for the terms contemplated.
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IN WITNESS WHEREOF, the parties have executed this Agreement on the date below written.

Sellers:
Dated: January 13, 2005            By: /s/ Dante Fala, Principal Shareholder,
                                           Cash Asset Management, Inc.
                                           Harrison Asset Management, Inc.
                                           Money Asset Management, Inc.

Dated: January 13, 2005            By: /s/ L. Anthony Pickett, President,
                                           Cash Asset Management, Inc.

Dated: January 13, 2005            By: /s/ L. Anthony Pickett, President,
                                           Harrison Asset Management, Inc.

Dated: January 13, 2005            By: /s/ L. Anthony Pickett, President,
                                           Money Asset Management, Inc. and
                                           United Recovery, Inc.
Buyers:

Dated: January 13, 2005            By: /s/ Bernard L. Brodkorb, President,
                                           ISA Acquisition Corporation

Dated: January 13, 2005            By: /s/ Bernard L. Brodkorb, President,
                                           ISA Internationale Inc.

Exhibit 99.2 AMENDMENT TO THE STOCK AQUISITION AGREEMENT

Amendment to the Stock Acquisition Agreement

In exchange for $1.00 and other valuable consideration, the parties to this agreement hereby agree to change the effective date of the Stock Acquisition Agreement between ISA Acquisition Corporation (ISA), a Minnesota Corporation, and Dante Fala (FALA), an individual and sole shareholder of First American Family Financial Services Corp., a Nevada corporation (FAFFS), from November 1, 2004 to January 13, 2005. A copy of the original Agreement is attached hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date below written.

Sellers:
Dated: January 13, 2005         By: /s/ Dante Fala, Original President
                                and Original Principal Shareholder,
                             First American Financial Family Services Corp.,
                                A Nevada Corporation
Buyer:

Dated: January 13, 2005         By: /s/ Bernard L. Brodkorb,
                                President and Chief Executive Officer
                                ISA Acquisition Corporation,
                                A Minnesota Corporation

Dated: January 13, 2005         By: /s/ Bernard L. Brodkorb,
                                President and Chief Executive Officer
                                ISA Internationale Inc.,
                                A Delaware Corporation